UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2016

BANC OF CALIFORNIA, INC.

(Exact name of Registrant Specified in Charter)

Maryland	001-35522	04-3639825
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 Van Karman Avenue, Suite 1100, Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 28, 2016, Banc of California, National Association, a wholly owned subsidiary of Banc of California, Inc., announced that it had completed two transactions: (1) the sale of its Commercial Equipment Finance Division to Hanmi Bank, a wholly owned subsidiary of Hanmi Financial Corporation, on October 27, 2016; and (2) the sale of a portfolio of single family residential mortgages on October 25, 2016.

A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release, dated October 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: October 28, 2016	By:	/s/ John C. Grosvenor
Name: John C. Grosvenor
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 28, 2016.